VONTOBEL EUROPACIFIC FUND - ANNUAL REPORT 1995

Dear Shareholder:

At year end, the fund's NAV was $17.13 and fund assets totaled $130,504,890, down from $138,173,672 at the end of 1994. For the year, the fund produced a total return of 10.9% return, vs. the 11.2% return of the MSCI EAFE Index and the 9.4% return of the average international equity fund tracked by Lipper Analytical Services. On December 27 the fund paid a per-share distribution of $0.87 in income and capital gains to shareholders of record as of December 26.

International equities turned in a surprisingly healthy performance in 1995 as investor fears of an overheating global economy and rising inflation proved to be groundless. Inflation decelerated globally and interest rates fell, confounding last year's forecasts of a capital shortage and strong international growth.

The fund's performance benefitted from our disciplined approach to top-down country allocation, which is based on the expected country returns produced by our multi-factor model. Generally, we concentrated on investments in large, more liquid markets, avoiding countries with low return visibility, unclear monetary and fiscal policies, weak valuations, unstable macroeconomic variables, or heavy government participation in the economy, such as France, Italy, Spain, Austria, Mexico and Korea. We added aggressively to Japan and the UK in the second and third quarters at a time when both markets were trading at below fair market value. We reduced our Latin American holdings after a recovery in the second quarter, maintaining only a 0.7% position in Brazil. In Europe we sold out of Austria and Belgium when our models signaled low expected returns, and we reduced France in favor of Switzerland, the year's best-performing international market.

Also contributing to the fund's return was our 70% dollar/yen hedge, which boosted performance in the 4th quarter when the dollar appreciated 4% against the yen. On the negative side, performance was adversely impacted by transaction costs resulting from our rebalancing of the portfolio and the considerable number of redemptions by fund shareholders in the first half due to the selloff in emerging markets and the strength of the U.S. equity markets. Subscriptions totaling $20 million partially offset redemptions of $40 million.

Throughout the year we reinforced our stock selection discipline by enlarging our stock universe to 2800 names and by screening for companies with strong and consistent price to sales ratios, consistent operating margins and earnings growth, and a healthy return on equity. We focused on companies that (i) achieve consistent returns by enhancing their core business, (Dutch publisher Elsevier, French insurer Axa or Japanese electronics components maker Omron); (ii) have a long-term track record of preserving market share or unit volume growth (Germany's Bayer or Sweden's Astra, and Japan's Rohm); and (iii) earn above average rates of return on invested capital (Switzerland's Roche, Australian media conglomerate News Corp. and Hong Kong's property company Sun Hung Kai). We continue to work on reducing the number of fund holdings to under 100 names, which we believe is achievable while preserving the benefits of diversification. At year end, the fund held 120 positions in 18 countries.

Europe:     European economies grew at a moderate pace in 1995.  Exports continued to be strong, particularly in the devaluing countries (Italy and Spain), but manufacturing remained the driving force behind economic growth. In the face of a softening economy, capacity utilization rates are sinking and inventory levels are on the rise. Falling capital investment and continued efforts by companies to rationalize their activities will exacerbate an already soft economic picture. Greater competition among European industries is exerting pressures on profit margins. U.K and German corporations, helped by declining unit labor costs, have adapted best to the changed competitive environment. The U.K. has experienced a wave of merger activity, reminiscent of the 1980's, as corporations recognize that in a slow growth, low inflation environment it will be difficult to sustain adequate returns on invested capital. The present ratio of profits to GDP is about 10%, the highest in over 15 years in most OECD countries. This has
largely come at the expense of the workforce.   High unemployment rates are
eroding consumer confidence from already depressed levels, dashing hopes for
a sustainable, consumer-led recovery.   Europe continues to stumble along the
road to European Monetary Union, a goal which is proving to be more difficult than was originally anticipated. Inflexible labor markets, high rates of structural unemployment, generous social welfare payments and the potential for failure to fully fund pension liabilities weigh heavily on the process. France, for example, has to reduce its public sector deficit from 5% to 3% of GDP by 1997 in order to meet the Maastricht convergence criteria of 3%. With 25% of the workforce in the public sector, it has the highest ratio of government spending to GDP in Europe. In the wake of a costly strike, it is struggling to reduce its budget deficit, reduce unemployment, reform the state welfare system and maintain a stable exchange rate, goals which are mutually exclusive. Monetary easing was confined to the core countries, including Germany, which cut its discount rate to 3% in December, and the U.K., where the base rate was lowered to 6.5%. Spain, Portugal and Italy, on the other hand, had to raise rates in defense of their weak currencies. France is facing the risk of recession, growth is weakening in Germany, and Belgium, after two consecutive quarters of negative GDP growth, is technically in recession. Against this economic backdrop, we believe the interest rate environment in Europe will continue to be favorable for the equity markets.

Japan:     1995 was yet another difficult year for the Japanese economy as witnessed by the Hanshin earthquake early in the year, disruptions in the financial system and dramatic swings in the value of the yen, which rose to post-WWII highs in the first half and sank back to January levels by year end. Since 1990, the year in which the bubble economy burst, the Japanese economy has been caught in a deflationary spiral. Japanese bond and equity markets are now discounting a future growth rate of less than 1%. Japanese authorities and the Bank of Japan have belatedly awakened to the perils of deflation and are taking aggressive fiscal and monetary steps to remove the economy from the danger zone. Corporate Japan continued to undertake structural adjustments with uncharacteristic briskness, overcoming deep-rooted resistance to change. Balance sheets were restructured as
production was cut back.   Employment levels were slashed (Nippon T&T, Nippon
Steel, Toyota, Hitachi) and payrolls cut as workers were transferred to subsidiaries at substantially lower salaries, and large-scale early retirement schemes were implemented. If all else failed, bankruptcy became the way out for a growing number of companies. Japanese households, too, have retrenched. Bank deposits as a percentage of total houshold financial assets have climbed to 64%, the highest level since 1987, despite the fact that nominal interest rates are only 0.1%. Surging profits in the manufacturing sector and an increase in year-end bonuses for the first time in four years will help to restore consumer confidence.

The loss of credibility of the Japanese banks will remain an important issue for investors. Bank loan deposit margins are thin and profits are unlikely to improve. We continued to avoid that sector for the whole year. On the other hand, Japan's top industrial companies, including Kyocera, Omron, Sony and Canon, some of which we visited in 1995, have been successful in
re-engineering their activities and reducing costs.   A prime rate which fell
to just 1.65% and a significantly weaker yen in the second half relieved downward pressures on sales and operating profits. Gross margin improvement was widespread in the entire manufacturing sector and operating profits rose by 32% on a year on year basis.

Emerging Markets:     These markets continued to disappoint in 1995.  Latin
America provided another major downside surprise with a second precipitous slide in the Mexican peso within 14 months. Nevertheless, our expected returns for the next twelve months continue to be relatively high. The euphoria of 1993 is now a distant memory and, after two consecutive losing years, most of the froth in these markets has dissipated. With the major central banks in an easing mode and a slowdown in the Asian economies, conditions are favorable for a renewed flow of funds into these countries. In the Far East, we increased our Malaysian weighting by adding to our position in Telekom Malaysia. After two years of being overvalued, this market is now selling at 16 times 1996 earnings, at the low end of its historic range.

Currencies:      We remain cautious about the US dollar.  We do not buy the argument that it will rise upon resolution of a budget deal. For one thing, a deal has pretty much been discounted; for another, we have reservations about the deficit in the U.S. current account. It fell in the second half because of an improvement in the trade deficit with Japan and Europe, but not enough to constitute a turnaround.

With a streamlined portfolio of 110 names, a disciplined top-down approach, and systematic stock selection criteria, we maintain the benefits of diversification while following more rigorous criteria for portfolio construction. Even though our ten largest holdings represent almost 20% of the portfolio, we make no concentrated country or sector bets. By employing a disciplined method of calculating overall return expectations, we hope not only to protect but continuously grow our shareholders' assets.

Fabrizio Pierallini
President
January 4, 1996

       COMPARISON OF $10,000 INVESTMENT IN VONTOBEL EUROPACIFIC FUND VS.
            EUROPE, AUSTRALIA, FAR EAST ("EAFE") INDEX FROM 7/6/90 *

                              Vontobel EuroPacific Fund     EAFE

07/06/90                           $10,000                  $10,000
12/31/90                             8,709                    8,564
12/31/91                            10,343                    9,401
12/31/92                            10,097                    8,096
12/31/93                            14,216                   10,570
12/31/94                            13,461                   11,396
12/31/95                            14,927                   12,673

Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED DECEMBER 31, 1995

1 YEAR         10.91%
5 YEARS        11.38%
1/1/85 **       5.78%

* ON JULY 6, 1990, VONTOBEL USA INC BECAME THE INVESTMENT ADVISOR TO THE FUND AND THE FUND'S INVESTMENT OBJECTIVE WAS CHANGED. PREVIOUS PERIODS DURING WHICH THE FUND WAS ADVISED BY OTHER INVESTMENT ADVISORS ARE NOT SHOWN IN THIS GRAPH.

** AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD SINCE JANUARY 1, 1985 INCLUDES THAT OF THE FUND'S TWO PREDECESSORS, THE NICHOLSON GROWTH FUND (1/1/85-12/31/86) AND THE TYNDALL-NEWPORT GLOBAL GROWTH FUND (1/1/87-7/6/90)

THE COMPARATIVE INDEX IS NOT ADJUSTED TO REFLECT EXPENSES THAT THE SEC REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

(THE ABOVE INFORMATION, CONTAINED WITHIN THE ANNUAL REPORT, WAS PRESENTED IN GRAPH FORMAT)

Vontobel EuroPacific Fund                     Industry Percentage
           12/31/95                           Based on Net Assets

Automobile and Automotive                             6.12%
Banking/Finance                                      16.30
Brokerage/Investments/Financial Services              3.17
Chemicals                                             2.22
Conglomerate/Holding Company                          2.73
Consumer/Retail                                       5.33
Electronics/Electronic Equipment/Electrical           8.57
Engineering/Manufacturing/Distribution                3.74
Entertainment/Broadcasting/Media/Publishing           5.43
Food-Process/Food                                     2.57
Insurance                                             5.78
Machinery/Machines                                    3.60
Miscellaneous                                         8.53
Pharmaceutical                                        9.14
Real Estate/Leisure Time                              4.68
Shipyard/Shipping                                     2.72
Utilities/Telecommunications                          7.50

                                                     98.13%

                  Schedule of Portfolio Investments
                          December 31, 1995

  Number
      of                                                Market
  Shares  Security                                       Value

          COMMON STOCKS:  97.34%

          FINLAND:  .79%
  25,000  Cultor Oy Ser 2 (Food-Process)         $   1,034,536


          FRANCE:  6.92%
  50,000  AXA S A (Insurance)                        3,373,543
   5,100  Axime SA ex Segin (Software)                 393,110
  20,000  Credit Local de France (Banking)           1,602,944
  11,254  Generale des Eaux (Utility-Water)          1,124,940
   4,300  LVMH Moet Hennessy Louis Vitton (Consumer)   896,749
  14,000  Total SA Class B (Oil)                       946,023
  15,000  Valeo (Automobile)                           695,563
                                                     9,032,872

          GERMANY:  6.84%
   3,000  Bayer AG (Chemicals)                         791,758
  30,000  Bayer Hypo/Wech Bank (Banking)               756,197
   1,400  BMW (Automobile)                             717,498
  14,000  Deutsche Bank AG (Banking)                   663,515
   8,000  Deutsche Bank-Part. Certs./Wts 6/30/97(Banking)*    7,631
   1,320  GEHE AG(Pharmaceutical)                      671,896
     330  GEHE New E 6/95 (Pharmaceutical)             163,487
   3,000  Mannesmann AG(Machinery)                     955,339
      27  Munchener Rueckvers New 12/95 (Insurance)     58,739
     300  Munchener Ruckvers Part Pd Regd (Insurance)  652,651
  20,000  SGL Carbon AG (Chemicals)                  1,547,955
   2,000  Siemens AG (Electronic Equipment)          1,094,725
  20,000  VEBA AG (Utility)                            849,284
                                                     8,930,675




  Number
      of                                                Market
      Shares                                                  Security
     Value

          GREAT BRITAIN:  14.86%
 111,154  Barclays Bank Ord.(Banking)                1,274,361
   1,090  Barclays Bank Restricted (Banking)            12,497
 101,448  British Airport Authorities
          (Transportation-Miscellaneous)               767,509
   5,000  British Petroleum PLC Spons ADR (Petroleum)  510,625
 250,000  BTR Ord. (Holding Company)                 1,273,870
 100,000  CRH ORD (Construction)                       758,108
 330,000  Dixons Group PLC (Retail)                  2,276,187
 140,000  General Accident Ord. (Insurance)          1,414,772
 198,296  GKN ORD (Automobile)                       2,399,731
   1,704  GKN PLC Restricted (Automobile)               20,621
 151,081  HSBC Holdings PLC (Banking)                2,359,951
 175,000  Lloyds Abbey Life (Insurance)              1,223,381
  76,862  Powergen Ord. (Utility-Electrical)           635,235
 195,000  Powerscreen Int'l PLC(Manufacturing)       1,172,348
 190,000  Rank Organization Ord. (Entertainment)     1,375,468
 110,000  Reuters Holdings (Publishing)              1,007,367
 254,240  Vodafone Group PLC (Telecommunications)           912,361
                                                    19,394,392

          IRELAND:  1.54%
 193,261  Allied Irish Banks PLC (Banking)           1,056,813
 110,000  Greencore Group(Food-Process)                951,829
                                                     2,008,642

          ITALY:  .93%
 250,000  Danieli & C Di Risp Savings (Engineering)    676,968
  11,175  STET Societa Fin Tel Spn. ADR (Telecommunications)315,553
  80,000  STET (Telecommunications)                    226,202
                                                     1,218,723
          NETHERLANDS:  3.19%
  17,397  Aegon NV ADR(Insurance)                      765,468
   9,000  AKZO NV ADR (Chemical)                       522,000
 160,000  Elsevier NV (Publishing)                   2,133,247
   4,000  Polygram (Entertainment)                     212,328
  10,000  Polygram ADR (Entertainment)                 525,000
                                                     4,158,043

          SPAIN:  1.65%
   5,000  BCO Popular ESP Reg. (Banking)               920,513
  15,000  Empresa Nac'l. de Elec. ADR
          (Utility-Utility)                            858,750
  90,000  OMSA Alimentacion(Food)                      370,345
                                                     2,149,608

          SWEDEN:  2.18%
  55,000  Astra AB Ser B Free (Pharmaceutical)       2,177,721
  12,000  Hennes & Mauritz B Free (Retail)             668,446
                                                     2,846,166

          SWITZERLAND:  10.80%
 110,000  Alusuisse Warrant 11/13/96                   619,584
  30,000  BZ Bank Vision 1/15/97                       818,891
   1,000  Nestle AG Reg. (Food)                      1,105,719
     420  Pharma Vision (Pharmaceuticals)            2,216,465
   6,000  Pharma Vision Wts. 10/10/96 (Pharmaceuticals)613,518
   5,000  Roche UBS Wts. (Pharmaceuticals)             435,442
     550  Roche Holdings Genusscheine DRC (Pharmaceuticals)4,349,003
   2,000  Swiss Bank Corp BR (Banking)                 816,291
  30,000  Swiss Re Wts. (Banking)                      721,404
   2,214  Union Bank of Switzerland Bearer (Banking)      2,398,180
                                                    14,094,497

          AUSTRALIA:  3.38%
 125,000  Broken Hill Proprietary Ltd. (Resources)   1,765,219
 230,976  The News Corporation Ltd. (Media)          1,232,612
 320,491  Westpac Banking Corp (Banking)             1,419,702
                                                     4,417,533

          HONG KONG:  5.44%
 504,408  Bank of East Asia (Banking)                1,810,194
 200,000  Cheung Kong Holdings (Real Estate)         1,215,648
 200,000  Hutchison Whampoa (Investments)            1,215,648
 350,000  Sung Hung Kai Properties (Real Estate)     2,862,916
                                                     7,104,406

          JAPAN:  29.70%
  40,000  Amada Metrecs (Electronics)                  639,225
 100,000  Bridgestone Corp (Tire & Rubber)           1,588,378
   6,000  Canon Inc ADR (Office Equipment)             548,250
  80,000  Canon Inc (Office Equipment)               1,448,910
  60,000  Futaba Industry (Automobile Parts)           982,082
 275,000  Hitachi Ltd. (Electrical)                  2,769,976
  24,000  Ito Yokado Co Y50 (Retail)                 1,478,354
  50,000  JACCS Co(Finance)                            518,160
  60,000  Jusco Co (Retail)                          1,563,196
  17,000  Kyocera Corp(Electronics)                  1,262,857
 180,000  Marubeni Corporation (Distribution)          974,528
  10,000  Mitsubishi Bank (Banking)                    235,351
 175,000  Mitsubishi Electronics Corp. (Electronics) 1,259,322
 285,000  Mitsubishi Heavy Industries (Shipping)     2,271,719
 100,000  Mitsui and Company (Trading)                 877,482
  32,500  Murata Mfg Co(Manufacturing)               1,196,126
  50,000  Nikko Securities (Brokerage)                 644,068
 200,000  Nippon Steel Corp. (Steel)                   685,714
     290  Nippon Telephone and Telegraph (Telecommunications)2,345,278
  70,000  Nomura Securities Co Ltd. (Brokerage)      1,525,424
 125,000  Omron Corporation (Machinery)              2,881,356
  15,000  Promise Co. (Financial Services)             722,034
  40,000  Rohm Co. (Electronics)                     2,258,596
  Number
      of                                                Market
      Shares                                                  Security
     Value

  15,000  SMC (Machines)                             1,085,230
   9,400  Sony Corp  (Electronics)                     563,545
   9,400  Sony Corp ADR (Electronics)                  576,925
  45,000  Suzuki Motor Corp(Automotive)                501,211
  60,000  Taisho Pharmaceutical(Pharmaceutical)      1,185,472
  70,000  Toda Construction (Construction)             606,780
  40,000  Tokyo Broadcasting (Broadcasting)            658,596
  15,000  Tokyo Denpa Co. Ltd. (Manufacturing)         703,148
  20,000  Tokyo Electron (Electronics)                 774,818
 120,000  Yamato Transport (Transportation)          1,429,540
                                                    38,761,651

          MALAYSIA:  3.31%
 150,000  Genting Berhad ADR (Leisure Time)          1,252,110
  96,000  Malayan Banking BHD(Banking)                 808,914
 230,000  Pilecon Engineering Berhad (Engineering)     230,933
 228,000  Sime Darby Berhad ORD(Conglomerate)          605,977
 100,000  Telekom Malaysia (Telecommunications)        779,620
 100,000  United Engineers Malaysia Berhad (Conglomerate)       637,871
                                                     4,315,425

          PHILIPPINES:  .66%
 105,000  Manila Electric B (Utility)                  856,653

          SINGAPORE:  4.32%
 100,000  City Developments (Real Estate)              728,173
 100,000  Cycle & Carriage Ltd (Automobile Parts)      996,819
 150,000  Jardine Matheson (Holding Company)         1,027,500
  60,000  Keppel Corp. (Shipyard)                      534,464
  40,000  Keppel Ltd Spon. ADR (Shipyard)              712,619
 170,000  United Overseas Bank (Foreign)(Banking)    1,634,500
                                                     5,634,075

          THAILAND:  .83%
  54,000  Bangkok Bank PCL (Banking)                   655,975
   7,600  Siam Cement PLC (Foreign) (Cement)           421,183
                                                     1,077,158

          Total Common Stocks:
          (Cost: $101,305,930)                     127,035,055

          PREFERRED STOCKS:  .70%
          BRAZIL:  .70%
   3,372  Electrobras Pfd Reg. B PNS (Utility)         912,430

          Total Preferred Stock:  (Cost:  $468,201)         912,430

 Principal
      Amount
          BONDS:  .09%
          FRANCE:  .09%
$449,820**AXA SA Convertible Bond
          4.5%; 01/01/99                               118,538

          Total Bonds:
          (Cost: $92,852)                              118,538

          TOTAL INVESTMENTS:
          (Cost: $101,866,983)*** 98.13%           128,066,023
          Other assets, net        1.87%             2,438,867
          NET ASSETS             100.00%          $130,504,890

  *Non-income producing securities.
 **Stated in local currency
***Cost for Federal income tax purposes is $101,866,983 and consists of:

          Gross unrealized appreciation           $ 27,164,606
          Gross unrealized depreciation              (965,566)
          Net unrealized appreciation             $ 26,199,040

ADR-Security represented is held by the custodian bank in the form of American Depository Receipt.




                Forward Currency Contracts Outstanding
                          December 31, 1995

                    Face Value Contract   DeliveryAppreciation
                (U.S. Dollars)    Price       Date(Depreciation)

Japanese Yen (Sell)  9,113,278   98.757   01/26/96 $   361,964
Japanese Yen (Sell) 16,129,032   99.200   01/26/96     571,141
Swiss Franc (Sell)   7,072,136   1.1312   02/16/96     103,495
Deutsche Mark (Sell)10,636,035   1.4103   02/16/96     150,190
Great Britain Pound(Sell)    10,907,750     0.6417    02/16/96    41,560
French Franc (Sell)  6,138,233   4.8874   02/16/96     (2,890)
                                                    $1,225,460

See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1995

ASSETS
  Investments at value (identified
   cost of $101,866,983)(Notes 1 & 3)             $ 128,066,023
  Receivables
   Capital stock sold                    2,266,361
   Dividends and interest                  211,810
   Receivable for forward currency contracts        59,996,464
   Currencies sold                         707,943  63,182,578
  Other assets                                            67,978
          TOTAL ASSETS                             191,316,579

LIABILITIES
  Cash overdraft                                     1,783,852
  Payables
   Forward currency contracts payable
     at market value-proceeds $59,996,464           58,771,004
   Investment management fees              102,341
   Dividend                                  4,330  58,877,675
  Accrued expenses                                       150,162
          TOTAL LIABILITIES                          60,811,689
NET ASSETS                                        $130,504,890

NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER SHARE
  ($130,504,890 / 7,617,948 shares outstanding)   $        17.13

At December 31, 1995 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

   Paid in capital                                $101,300,653
   Net unrealized gain on investments and currency transactions    27,420,559
   Undistributed net realized gains on investments
     and foreign currencies                                 1,783,678
Net Assets                                        $130,504,890

See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1995


INVESTMENT INCOME
  Income:
   Interest                            $     2,796
   Dividend (Net of foreign
    tax withheld of $293,729)            2,454,259
   Total income:                                      2,457,055

  Expenses:
   Investment management fees (Note 2)   1,154,541
   Custodian and accounting fees (Note 3)  308,384
   Transfer agent fees (Note 2)             32,088
   Recordkeeping and administrative services (Note 2)  241,487
   Legal and audit fees                     51,881
   Filing fees and registration (Note 2)    29,647
   Shareholder servicing and reports (Note 2)           33,671
   Other                                   115,636
   Total expenses                                    1,967,335
   Custodian fee waiver                               (122,858)
   Expenses, net                                      1,844,477
   Net investment income                                612,578

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain on investments                  4,623,988
   Net realized gain on foreign currencies
    conversions and forward currency contracts       1,562,786
   Net realized gain (loss) on futures contracts     (356,414)
   Net increase in unrealized appreciation
    on investments and foreign currencies            4,814,821
   Increase in unrealized appreciation of
    futures contracts                                   169,100
   Net gain on investments                          10,814,281
   Net increase In net assets resulting from operations           $11,426,859

See Notes to Financial Statements
Statement of Changes in Net Assets
Years ended December 31,

                                            1995        1994
OPERATIONS
 Net investment income              $     612,578$     118,092
 Net realized gain on investments
   and foreign currencies               6,186,774    2,820,078
 Net realized loss on futures           (356,414)  (1,454,570)
 Net unrealized appreciation (depreciation)
   of investments and currencies        4,814,821  (8,905,132)
 Net appreciation (depreciation) of
   futures contracts                      169,100     (533,605)
 Net increase (decrease) in net assets
   resulting from operations           11,426,859  (7,955,137)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
   ($.17 and $.08 per share, respectively)         (1,228,470) (636,145)
 Net realized gain from investment transactions
   ($.70 and -0- per share, respectively)          (5,058,407)       -0-
CAPITAL SHARE TRANSACTIONS
 Net increase in net assets resulting
   from capital share transactions*  (12,808,764)    9,833,109
 Net increase (decrease) in net assets(7,668,782)    1,241,827
 Net assets at beginning of period    138,173,672  136,931,845
NET ASSETS at the end of the period
 (Includes undistributed net
   investment income of $-0- and $95,730,
   respectively.)                    $130,504,890 $138,173,672

* A summary of capital share transactions follows:

                             Years ended December 31,
                           1995                     1994
                    Shares      Value        Shares     Value
Shares sold       3,178,461             $51,928,675  3,665,831    $62,851,582

Shares reinvested
  from distributions268,820 4,615,632        17,206    297,657
Shares redeemed (4,342,318)            (69,353,071)(3,121,858)   (53,316,130)
Net increase (decrease)     (895,037) ($12,808,764)    561,179   $  9,833,109

See Notes to Financial Statements
Financial Highlights
For a Share Outstanding Throughout Each Period

                                Years ended December 31
                          1995    1994    1993    1992   1991
Per Share Operating Performance
Net asset value, beginning of period    $16.23  $17.22  $12.23    $12.67
$10.67

Income from investment operations-
 Net investment income     .16     .01     .08     .08     -0-
 Net realized and unrealized
  gain (loss) on investments      1.61   (.92)    4.91   (.38)      2.00
  Total from investment operations        1.77   (.91)    4.99     (.30)
 2.00

Less distributions-
 Distributions from
  net investment income  (.17)   (.08)     -0-   (.08)     -0-
 Distributions in excess
  of realized gains      (.70)     -0-     -0-   (.06)     -0-
  Total distributions    (.87)   (.08)     -0-   (.14)     -0-

Net asset value, end of period  $17.13  $16.23  $17.22  $12.23    $12.67

Total Return            10.91% (5.28%)  40.80% (2.37%)  18.74%

Ratios/Supplemental Data
Net assets, end of period (000's)     $130,505$138,174$136,932   $47,761
$25,611
Ratio to average net assets-
 Expenses (B)            1.63%   1.54%   1.77%   1.98%2.71%(A)
 Expenses-net (C)        1.53%   1.54%   1.77%   1.98%2.71%(A)
 Net investment income (B).41%    .08%    .85%    .79% .02%(A)

Portfolio turnover rate 68.43%  34.04%  10.66%  27.42%   3.40%

(A) Management fee waivers reduced the expense ratio and increased the net investment income ratio by .07%.
(B) Expense ratio has been increased and net investment income ratio has been reduced to include additional custodian fees in 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements
Notes to the Financial Statements
December 31, 1995

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel EuroPacific Fund (the"Fund") is a series of The World Funds,Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in December, 1984 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward Currency Contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F. Futures Contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.

G. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and futures, and post-October capital losses.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.0% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

VUSA will reimburse the Fund to the extent of its management fee to limit the Fund's aggregate annual operating expenses (excluding taxes, brokerage commissions and extraordinary expenses), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the year ended December 31, 1995, no reimbursement was necessary.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $253,134 for providing shareholder services, recordkeeping, administrative services and
blue-sky filings.   The Fund compensates CSS for blue-sky and certain
shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum fee of $85,000. Effective January 1, 1996, the minimum fee will be $42,500.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $32,088 for its services for the year ended December 31, 1995.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $80,242,831 and $90,501,180 respectively. The Custodian has provided credits in the amount of $122,858 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.
Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel EuroPacific Fund including the schedule of portfolio investments as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel EuroPacific Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 19, 1996
                       VONTOBEL U.S. VALUE FUND
                          Annual 1995 Report

Dear Shareholder:

We are pleased to report that during the year Fund net assets increased by 85% to $55,103,337, for a closing NAV of $13.25. On December 15 the Fund paid a per-share distribution of $1.15 in income and long- and short-term capital gains to shareholders of record as of December 14.

Strong earnings gains and a sharp drop in interest rates fueled a powerful rally in U.S. equities in 1995. Despite its lack of any investments in the white-hot technology sector, the Fund participated fully in the upturn, providing a total return of 8.1% for the fourth quarter and 40.4% for the year, vs. the S&P 500 at 37.6%. The Fund benefitted from its overweighting in financial sectors, which vied with technology for the leadership position throughout most of the year. Indeed, the Fund's top four performers in 1995 were two federal agencies that securitize and hold residential mortgages (Fannie Mae and Freddie Mac), an insurer (Old Republic), and a bank (State Street). Also fueling the market's rise last year was a burst of merger and acquisition activity. Among the Fund 's holdings at the start of the year, Geico, Shawmut National and Southern Pacific were acquired during 1995.

Given a slowdown in the rate of growth in corporate profits and the possibility of a recession not too far down the road, it's highly unlikely that the markets will reward investors in 1996 with the sort of profits generated in 1995. The benign inflation environment and the possibility of favorable tax legislation along with credible deficit reduction action all are positives. On the negative side, earnings growth probably peaked several quarters ago and concern about earnings produced a strong rotation into "defensive" utilities and consumer nondurables in 1995's final quarter. Other negatives are consumer debt levels that may preclude strong growth in durable goods sectors, and the fact that low interest rates may reflect not only encouraging fundamentals but also a speculative demand spurred by interest rate arbitrage across markets.

Still, barring a full-blown recession, and respecting the power of declining interest rates (unlikely, in the clear absence of inflationary pressures, to be pushed up by the Fed or the markets), U.S. equities still
present some attractive investments.   The most noticeable change in the
Fund's positioning over the past 12 months has been the sale of most bank holdings and a reduction in the commitment to the federal agencies as they approached our price targets. The Fund still holds large positions in several insurers that, despite impressive gains over the past year, remain undervalued given their strong fundamentals (including Torchmark, Unum, and Reliastar). On the buy side, we made significant new investments in several "growth" companies, including Coca-Cola, Gillette, Wrigley and Capital Cities/ABC (soon to be acquired by Disney). Given the low inflation, low interest rate environment, we feel that these steady growers represent solid investments in good companies attained at reasonable prices.

Ed Walczak
President
January 4, 1996
                  COMPARISON OF $10,000 INVESTMENT IN VONTOBEL
                          U.S. VALUE FUND VS. S&P 500

                              Vontobel US Value        S&P 500

03/30/90                           $10,000             $10,000
12/31/90                             9,011               9,714
12/31/91                            12,371              12,270
12/31/92                            14,343              12,817
12/31/93                            15,205              13,722
12/31/94                            15,215              13,511
12/31/95                            21,356              18,588

Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED DECEMBER 31, 1995

1 YEAR         40.36%
5 YEARS        18,84%
SINCE 3/30/90  14.11%

THE COMPARATIVE INDEX IS NOT ADJUSTED TO REFLECT EXPENSES THAT THE SEC REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

(THE ABOVE INFORMATION, CONTAINED WITHIN THE ANNUAL REPORT, WAS PRESENTED IN GRAPH FORMAT)

                  Schedule of Portfolio Investments
                          December 31, 1995

Number
    of                                                  Market
Shares Security                                          Value

       COMMON STOCK:  86.62%

       ADVERTISING:  1.75%
52,100 True North Communications                  $    963,850

       BANKING:  6.84%
35,800 California Center Bank                          528,050
69,752 Hanmi Bank *                                    575,454
59,200 State Street Boston Corp.                     2,664,000
                                                     3,767,504

       BEVERAGE:  8.58%
63,700 Coca Cola Co.                                 4,729,725

       COSMETIC/PERSONAL:  4.44%
46,900 Gillette Co.                                  2,444,663

       CREDIT AND FINANCE:  2.99%
39,760 American Express                              1,645,070

       FOOD-PROCESSING:  2.95%
31,000 Wrigley Co.                                   1,627,500

       INSURANCE-DIVERSIFIED:  13.05%
14,200 American International Group                  1,313,500
15,900 Cleveland Cliffs                                651,900
36,100 Horace Mann Educators Corp.                   1,128,125
40,700 Lincoln National Corp.                        2,187,625
53,800 Old Republic International Corp.              1,909,900
                                                     7,191,050

       INSURANCE-PROPERTY/CASUALTY:  5.85%
10,900 Chubb Corp.                                   1,054,575
50,025 Orion Capital                                 2,169,834
                                                     3,224,409

       INSURANCE-LIFE:  12.93%
31,100 Providian Corp.                               1,267,325
22,400 Reliastar Financial Corp.                       994,000
60,200 Torchmark                                     2,724,050
38,900 UNUM Corp.                                    2,139,500
                                                     7,124,875

       OTHER FINANCIAL:  6.62%
16,056 Federal National Mtg.                         1,992,951
19,800 Federal Home Loan Mtg.                        1,653,300
                                                     3,646,251

       PACKAGING & CONTAINERS:  1.00%
38,100 Owens-Illinois *                                552,450

       PUBLISHING AND BROADCAST:  17.13%
37,000 Capital Cities/ABC Inc.                       4,564,875
65,700 Gannett Co.                                   4,032,338
28,500 New York Times A                                844,313
                                                     9,441,526

       RESTAURANTS:  2.49%
30,360 McDonald's Corp.                              1,369,994

       TOTAL COMMON STOCKS:
       (Cost: $41,346,490)                          47,728,867






Principal
   Amount
       SHORT TERM INVESTMENTS:  12.70%
$7,000,000 Westdeutsche Landesbank
           Girozenteale Grand Cayman
           maturity date 1/02/96; 5.85%              7,000,000

       TOTAL SHORT TERM INVESTMENTS:
       (Cost: $7,000,000)                            7,000,000

       TOTAL INVESTMENTS:
       (Cost: $48,346,490)             99.32%       54,728,867
       Other assets
        net of liabilities              0.68%          374,470
       NET ASSETS                     100.00%      $55,103,337

 *   Non-income producing security
** Cost for Federal income tax purpose is $48,346,490 and net unrealized appreciation consists of:

       Gross unrealized appreciation               $ 6,426,372
       Gross unrealized depreciation                  (43,995)
       Net unrealized appreciation                 $ 6,382,377

See Notes to Financial Statements
Statement of Assets and Liabilities
December 31, 1995


ASSETS
   Investments at value (Identified
    cost of $48,346,490)(Notes 1 & 3)            $54,728,867
   Cash                                               69,089
   Receivables:
    Dividend and interest         $    59,718
    Capital stock sold                603,070
    Securities sold                 1,141,825      1,804,613
   Deferred organization costs                        72,725
   Prepaid expenses                                   21,428
   Other assets                                       31,199
           TOTAL ASSETS                           56,727,921

LIABILITIES
    Investment management fees payable 38,871
    Securities purchased            1,556,343
    Capital stock redeemed             29,281
    Dividend                               89
           TOTAL LIABILITIES                       1,624,584
NET ASSETS                                       $55,103,337

NET ASSET VALUE OFFERING AND
 REDEMPTION PRICE PER SHARE
   ($55,103,337 / 4,159,600 shares outstanding)               $       13.25

At December 31, 1995 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

   Paid in capital                               $44,981,069
   Undistributed net realized gain on investments                 3,667,350
   Net unrealized appreciation of investments                     6,382,377
   Undistributed net income                           72,541
Net Assets                                       $55,103,337

See Notes to Financial Statements
Statement of Operations
Year ended December 31, 1995

INVESTMENT INCOME
 Income:
  Interest                              $   52,601
  Dividend                                 672,351
  Total income                                    $   724,952

 Expenses:
  Investment management fees (Note 2)      385,289
  Transfer agent fees (Note 2)              35,652
  Recordkeeping and administrative services (Note 2)  74,903
  Legal and audit fees                      26,596
  Filing fees and registration (Note 2)     21,821
  Shareholder servicing and reports (Note 2)18,199
  Custodian fees (Note 3)                   59,211
  Amortization of organization cost         25,765
  Other                                     12,423   659,859
  Management fee waiver                             (22,500)
  Custodian fee waiver                                (59,211)
  Total expenses                                       578,148
  Net investment income                                146,804

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS

  Net realized gain on investments                 5,377,553
  Net change in unrealized appreciation on investments            7,554,055
  Net gain on investments                                        12,931,608
  Net increase in net assets resulting from operations          $13,078,412

See Notes to Financial Statements
Statement of Changes in Net Assets
Years ended December 31

                                              1995        1994
OPERATIONS
  Net investment income                 $    146,804$    246,096
  Net realized gain on investments         5,377,553 1,950,166
  Change in unrealized appreciation
    (depreciation) of investments          7,554,055 (2,211,281)
  Net increase (decrease) in net assets
    resulting from operations             13,078,412  (15,019)
DISTRIBUTION TO
SHAREHOLDERS FROM:
  Net investment income
    ($.04 and $.23 per share, respectively) (74,261) (617,683)
  Net realized gain from investment transaction
    ($1.11 and $2.16 per share, respectively)      (2,060,752)    (4,736,395)
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets resulting
    from capital share transactions*      14,307,777                  501,135
  Net increase (decrease) in net assets   25,251,176              (4,867,962)
  Net assets at beginning of period       29,852,161               34,720,123
NET ASSETS at the end of the period
  (including undistributed net investment
    income of $72,541 and $-0-, respectively)      $55,103,337    $29,852,161

*A summary of capital share transactions follows:

                               Years ended December 31,
                                1995               1994
                         Shares      Value       Shares                Value


Shares sold           3,591,066        $ 46,834,241    999,528    $10,728,775
Shares reinvested from dividend    149,1471,974,662    360,234      3,910,763
Shares issued in acquisition
  of Fund (Note 4)          -0-        -0-  730,811  7,490,812
Shares redeemed     (2,489,941)        (34,501,126)(1,927,709)   (21,629,215)
Net increase          1,250,272        $ 14,307,777    162,864   $    501,135


See Notes to Financial Statements
Financial Highlights
For a Share Outstanding Throughout Each Period
                         Mar.30* to
                           Years ended December 31,                  Dec. 31,
                    1995   1994    1993           1992   1991      1990
Per Share Operating
 Performance
 Net asset value,
  beginning of period      $10.26 $12.64  $12.00 $11.36  $ 8.86    $10.00
 Income from
  investment operations-
 Net investment income.05     .09    .16     .10    .07     .14
 Net realized and unrealized
  gain (loss) on investments        4.09   (.08)    .56    1.70      3.23
(1.13)
 Total from investment
  operations         4.14     .01    .72    1.80   3.30   (.99)
 Less distributions-
  Distributions from net
    investment income       (.04)  (.23)   (.02)  (.10)   (.06)     (.15)
  Distributions from realized
    gains on investments   (1.11) (2.16)   (.06) (1.06)   (.74)       -0-
 Total distributions       (1.15) (2.39)   (.08) (1.16)   (.80)     (.15)

Net asset value,
 end of period     $13.25  $10.26 $12.64  $12.00 $11.36  $ 8.86

Total Return       40.36%    .02%  6.00%  16.30% 37.29% (9.90%)

Ratios/Supplemental Data
Net assets,
 end of period (000)      $55,103$29,852 $34,720$31,335 $22,315    $9,488
Ratio to average
 net assets-(A)
  Expenses (B)      1.65%   1.62%  1.82%   1.96%  2.54%  1.94%*
  Expenses-net (C)  1.50%   1.62%  1.82%   1.96%  2.54%   1.94%
  Net investment
    income (B)      0.23%    .76%  1.23%    .76%   .92%  1.48%*
Portfolio
 turnover rate     95.93%  98.80%137.32%  99.66%166.46%  87.29%

* Commencement of Operations was March 31, 1990; ratios are annualized.



(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .06% in 1995 and .09% in 1990.

(B) Expense ratio has been increased and net investment income has been reduced to include additional custodian fees in 1995 which were offset by custodian fee credits, prior to 1995 custodian fee credits reduced expense ratios.

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received

See Notes to Financial Statements
Notes to the Financial Statements
December 31, 1995


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--Vontobel U.S. Value Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in March 30, 1990, as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to Vontobel U.S. Value Fund are being amortized over a period of fifty-seven (57) months. Reorganization costs assumed in the acquisition of Centurion Growth Fund (see Note 4) amounted to $90,899 and will be amortized over a period of five (5) years.

E. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE   2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an
Investment Advisory Agreement, the Advisor, Vontobel USA Inc. ("VUSA") provides investment services for an annual fee of 1.0% of the first
$100 million of average daily net assets and .75% on average daily net assets over $100 million. VUSA will reimburse the Fund to the extent of its advisory fee to limit the Fund's aggregate annual operating expenses (excluding taxes, brokerage commissions and extraordinary expenses), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. VUSA has agreed to reduce its management fee by $22,500 per year for four years commencing January 1, 1995.


As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $85,256 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $60,000.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $35,652 for its services for the year ended December 31, 1995.

Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3-PURCHASES AND SALES OF SECURITIES--Purchases and sales of securities other than short-term notes aggregated $39,636,907 and $32,328,718 respectively. The Custodian has provided credits in the amount of $59,211 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

NOTE 4-ACQUISITION OF CENTURION GROWTH FUND-On December 27, 1994, Vontobel U.S. Value Fund acquired all of the assets and liabilities of Centurion Growth Fund. The acquisition was accomplished by the tax-free exchange of 730,811 shares(valued at $7,490,812) of Vontobel U.S. Value Fund for 902,983 shares of Centurion Growth Fund. The manager has agreed to limit expenses for the Vontobel U.S. Value Fund to 1.5% for the period of December 27, 1994 through December 31, 1996. The net assets of the acquired fund as of December 27, 1994 consisted of paid in capital of $7,490,812.

The net assets of Vontobel U.S. Value Fund immediately after the acquisition amounted to $33,546,177.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Value Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and for the period March 30, 1990 (commencement of operations) to December 31, 1990.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of December 31, 1995, by correspondence
with the custodian and brokers.   An audit also includes assessing the
accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel U.S. Value Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and for the period March 30, 1990 (commencement of operations) to December 31, 1990, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 19, 1996
                  VONTOBEL INTERNATIONAL BOND FUND
                          Annual 1995 Report

Dear Shareholder:

The fund's net asset value per share at December 31, 1995 stood at $10.60, producing a net return of 3.2% for the quarter. For the year the fund produced a total return of 17.6%, vs. the J.P. Morgan Global Government Bond Index (ex US) at 21.1 %. Net assets grew by 59% during the year to $16,243,747. The fund paid an income dividend of $0.55 on December 27 to shareholders of record as of December 26.

During the first half of 1995, U.S. dollar weakness contributed to over half of international bond market returns. In the second half, particularly the last quarter, international bond markets were propelled by falling yields as inflation remained subdued not only in Europe and Japan but the U.S. Thanks to signs of an improving U.S. trade deficit, the dollar held its own against the German mark and gained strength aginst the Japanese yen. The benign inflation outlook allowed the Bundesbank, followed by other European central banks, to cut interest rates in the face of a slowdown in European economic growth. Overall, the European bond market was up 25.5% in U.S. dollar terms, led by Sweden, Denmark, Spain, the Netherlands and France. In contrast, the Japanese market, the best-performer in the first quarter, ended the year with the lowest U.S. dollar return in the benchmark index, 10.4%. An added factor in the European markets was the re-commitment of the European Union to introduce a single European currency within the 1999 timetable. Importantly, EU members agreed that this is to be done without watering down the stringent Maastricht criteria that requires each member to put its financial house in order, notwithstanding near-recessionary conditions in some countries. The reaffirmation of this goal pushed up the currencies and bond prices of those markets which will tend to benefit most from the European Monetary
Union -- France, Ireland and Denmark.

During the quarter the fund invested cash inflows by adding positions in Irish punt and deutschemark 8-year bonds. At year end, the fund's currency
allocation was as follows:   German mark (21.0%), French franc (5.4%),
Netherlands guilder (4.0%), Danish krone (5.7%), British pound sterling (4.8%), Irish punt (4.5%), Italian lira (5.1%), Spanish peseta
(4.9%), ECUs (7.6%), Canadian dollar (4.4%) and Australian dollar (6.4%). About 23% of fund assets were held in U.S. dollar and foreign cash and short-term instruments. Some 11% of the fund's non-dollar-related assets were hedged to safeguard against possible further dollar appreciation. At year end, the portfolio holdings had an average credit quality rating of AA1, an average coupon of 7.45% and an average duration of 3.38.

The fund's investment strategy is to remain overweight in the European markets of Denmark, Germany and Ireland. We are also overweight the Australian market, given our positive outlook for both the Australian currency and bond market. With the yen back at its year-ago levels after plunging to post-WWII lows at mid-year, Japanese bonds remain overpriced and, as far as we can see, will continue to be so for some time. If, as it appears, the economy has bottomed, any signs of a sustainable turnaround will put upward pressure on interest rates, especially given the current record low discount rate of 0.5% and excessive growth in the public sector deficit.

In the short term, the prospect of continued moderate inflation and slow growth throughout the major industrialized economies point to a favorable
interest rate environment for international bonds.   For the long term, we
believe they offer an excellent vehicle for diversification and return potential in a US dollar-based portfolio.

Sven Rump, CFA
President
January 4, 1996
                  COMPARISON OF $10,000 INVESTMENT IN VONTOBEL
INTERNATIONAL BOND FUND VS. J.P. MORGAN GLOBAL GOVT. BOND INDEX EX USA-U$

                              International Bond
                                   Fund                JP Morgan

03/01/94                           $10,000             $10,000

12/31/94                            10,200              10,418

12/31/95                            11,951              12,618

Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED DECEMBER 31, 1995

1 YEAR         17.60%
SINCE 3/31/94  10.21%

THE COMPARATIVE INDEX IS NOT ADJUSTED TO REFLECT EXPENSES THAT THE SEC REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

(THE ABOVE INFORMATION, CONTAINED WITHIN THE ANNUAL REPORT, WAS PRESENTED IN GRAPH FORMAT)

                  Schedule of Portfolio Investments
                          December 31, 1995

 Principal                                                        Market
 Amount*  Security Description                                    Value

          BONDS:  74.74%

          AUSTRALIAN DOLLAR:  6.38%
 1,500,000                                                    Mobil Australia
Finance 6.625% 15 Mar 2001
          Corporate Bond                           $ 1,036,212

          BRITISH POUND:  4.74%
 460,000  DSL Bank 9.25% 19 Aug 2002
          Corporate Bond                               770,235

          CANADIAN DOLLAR:  4.45%
 1,000,000                                                    Government of
Canada 5.75% 1 Mar 1999
          Government Bond                              722,107

          DANISH KRONE:  5.68%
 4,700,000                                                    Kingdom of
Denmark 9% 15 Nov 1998
          Government Bond                              922,441

          DEUTSCHE MARK:  22.02%
 1,200,000                                                    Finlande 7.5%
27 Jan 2000
          Foreign Government Bond                      910,783
 1,400,000                                                    United Kingdom
7.125% 28 Oct 1997
          Foreign Government Bond                    1,031,245
 1,200,000                                                    European
Investment Bank 7.5% 4 Nov 2002
          Supranational Entities                       914,130
 1,000,000                                                    Republic of
Germany 6.5% 14 Oct 2005
          Foreign Government Bond                      720,636
                                                     3,576,794

          EUROPEAN CURRENCY:  7.56%
 350,000  EuroFima 8.5% 4 Jun 2007
          Supranational Entities                       487,862
 500,000  France O.A.T. 10% 26 Feb 2001
          Foreign Government Bond                      739,634
                                                     1,227,496

 Principal                                                        Market
      Amount*                                                 Security
Description          Value

          FRENCH FRANC;  5.41%
 4,000,000                                                    France Telecom
7.875% 3 Mar 2003
          Agency                                       878,593

          IRISH PUNT:  4.54%
 500,000  Republic of Ireland 6.25% 18 Oct 2004
          Government Bond                              737,828

          ITALIAN LIRA:  5.06%
1,300,000,000 LKB Bad-Wurt FIN 10.75% 14 Apr 2003
          Corporate Bond                               821,217

          NETHERLAND GUILDER:  3.99%
 900,000  Government of Netherlands 9% 15 May 2000
          Government Bond                              648,479

          SPANISH PESETA:  4.91%
90,000,000                                                    Spanish
Government 11.3% 15 Jan 2002
          Government Bond                              797,797

          Total Bonds:
          (Cost: $11,098,705)                       12,139,199

 Principal
    Amount SHORT TERM INVESTMENTS:  13.54%
 2,200,000 Westdeutsche Landesbank
           Girozenteale Grand Cayman
           Maturity date 1/02/96, yield 5.85%         2,200,000

          TOTAL SHORT
          TERM INVESTMENTS:
          (Cost: $2,200,000)                         2,200,000

          TOTAL INVESTMENTS:

          (Cost: $13,298,705)**             88.28%  14,339,199
          Other Assets, net                 11.72%   1,904,548
          NET ASSETS                       100.00% $16,243,747

*  Stated in local currencies
** Cost for Federal income tax purposes is $13,298,705 and net unrealized appreciation consists of:

          Gross unrealized appreciation            $ 1,096,609
          Gross unrealized depreciation               (56,115)
          Net unrealized appreciation              $ 1,040,494



                Forward Currency Contracts Outstanding
                          December 31, 1995
                                                    Unrealized
                    Face Value  Contract  DeliveryAppreciation
                (U.S. Dollars)     Price      Date(Depreciation)

European Currency Unit (Sell)  1,785,655    1.2755    02/27/96  $     (7,378)

See Notes to Financial Statements
Statement of Assets and Liabilities
December 31, 1995


ASSETS
  Investments at value (Identified
   cost of $13,298,705)(Notes 1 & 3)               $14,339,199
  Cash (including foreign currencies)                1,322,813
  Receivables:
   Interest                                525,168
   Capital stock sold                        7,500
   Receivable for forward currency contracts         1,785,655 2,318,323
  Prepaid expenses                                       3,113
  Other assets                                           2,112
  Organization expense                                            51,220

          TOTAL ASSETS                              18,036,780

LIABILITIES
  Forward currency contract
   payable at market value-proceeds $1,785,655       1,793,033
          TOTAL LIABILITIES                          1,793,033

NET ASSETS                                         $16,243,747

NET ASSET VALUE OFFERING AND
REDEMPTION PRICE PER SHARE
  ($16,243,747 / 1,532,193 shares outstanding)             $       10.60

At December 31, 1995 there were 50,000,000 shares of
$.01 par value stock authorized and components of net assets are:

   Paid in capital                                 $15,264,200
   Accumulated loss on investments and foreign currencies      (160,644)
   Undistributed net investment income                  92,421
   Net unrealized appreciation of investments and foreign currencies
1,047,770
Net Assets                                         $16,243,747

See Notes to Financial Statements
Statement of Operations
Year ended December 31, 1995

INVESTMENT INCOME
  Income:
   Interest                               $867,992
  Total income                                         867,992

Expenses:
  Investment management fees (Note 2)      128,371
  Organization                              16,440
  Custodian fees (Note 3)                   78,403
  Transfer agent fees (Note 2)              17,313
  Recordkeeping and administrative services (Note 2)    61,169
  Legal and audit fees                      12,354
  Filing and registration fees (Note 2)     15,806
  Shareholder servicing and reports (Note 2)16,696
  Other                                      9,232     355,784
  Management fee waiver                              (128,371)
  Custodian fee waiver                                (53,348)
  Total expenses                                       174,065
  Net investment income                                693,927

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

  Net realized loss on investments                    (70,159)
  Net realized gain on currencies                      147,425
  Net change in unrealized
   appreciation on investments and foreign currencies          1,199,649
  Net gain on investments                            1,276,915
  Net increase in net assets resulting from operations        $1,970,842

See Notes to Financial Statements
Statement of Changes in Net Assets
                               Jan.
1, 1995                                 Mar. 1, 1994*
                                             to          to
                                        Dec. 31, 1995Dec. 31, 1994
OPERATIONS
 Net investment income               $    693,927 $    587,806
 Net realized gain (loss) on
   investments and foreign currencies      77,266     (35,867)
 Change in unrealized appreciation (depreciation)
   of investments and currencies        1,199,649    (151,878)
 Net increase in net assets resulting from operations1,970,842   400,061
DISTRIBUTION TO SHAREHOLDERS FROM:
 Net investment income                  (817,314)    (587,806)
   ($.55 and $.70 per share, respectively)
 Distribution in excess of net investment income           -0-  (13,106)
   ($.02 per share)
CAPITAL SHARE TRANSACTIONS
 Net increase in net assets resulting
   from capital share transactions**    4,855,108   10,435,962
 Net increase in net assets             6,008,636   10,235,111
 Net asset at beginning of period      10,235,111                    -0-
NET ASSETS at the end of the period
 (including undistributed net investment
    income of $92,421 and $-0-, respectively)      $16,243,747$10,235,111

* Commencement of operations

** A summary of capital share transactions follows:

                         Jan. 1, 1995         Mar. 1, 1994*
                              to                   to
                         Dec. 31, 1995        Dec. 31, 1994
                       Shares     Value    Shares       Value
Shares sold           652,031 $6,844,265 2,368,525 $23,606,361
Shares reinvested
  from distributions   45,939    487,867    26,932     256,123
Shares redeemed     (244,864)(2,477,024)           (1,316,369)(13,426,522)

Net increase          453,106$ 4,855,108             1,079,088   $ 10,435,962

See Notes to Financial Statements
Financial Highlights
For a Share Outstanding Throughout the Period

                                            Jan. 1      March 1*
                                              to           to
                                           Dec. 31,     Dec. 31,
                                             1995          1994   Per
Share
Operating Performance
Net asset value, beginning of period      $  9.48       $10.00

Income from investment operations-
 Net investment income                        .61          .70
 Net realized and unrealized gain (loss) on investments   1.06     (.50)
   Total from investment operations          1.67          .20

Less distributions-
 Distributions from net investment income   (.55)        (.70)
 Distributions in excess of net investment income          -0-     (.02)
   Total distributions                      (.55)        (.72)

Net asset value, end of period             $10.60       $ 9.48

Total Return                               17.60%        1.98%

Ratios/Supplemental Data
Net assets, end of period (000)           $16,253      $10,235
Ratio to average net assets-(A)
 Expenses (B)                               1.76%      1.35% *
 Expense ratio-net (C)                      1.35%      1.35% *
 Net investment income (B)                  4.97%      3.99% *

Portfolio turnover rate                    18.63%       19.00%

* Commencement of Operations was March 1, 1994, ratios are annualized
(A) Management fee waivers reduced the expense ratios and increased the ratios of net investment income by 1.00% in 1995 and 0.19% in 1994.
(B) Expense ratio has been increased and net investment income has been reduced to include additional custodian fees in 1995 that were offset by custodian fee credits, prior to 1995 custodian fee credits reduced the expense ratio.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund

See Notes to Financial Statements
Notes to the Financial Statements
December 31, 1995


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel International Bond Fund (the"Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in February, 1994 as a series of TWF which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F. Futures Contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contract may not correlate with changes in the securities being hedged.

G. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to Vontobel International Bond Fund are being amortized over a period of fifty-seven (57) months.

H. Distribution to Shareholders. Distribution from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, forwards and post-October capital losses.

I. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.0% on the first $100 million of average daily net assets.

VUSA will reimburse the Fund to the extent of its management fee to limit the Fund's aggregate annual operating expenses (excluding taxes, brokerage commissions and extraordinary expenses ), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the year ended December 31, 1995, a reimbursement of $128,371 was made. The manager has agreed to reimburse the Fund for any expense in excess of 1.35% for the first two years of operation.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $63,907 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets with a minimum annual fee of $85,000. For the first eight months of 1995, the minimum fee was at the annual rate of $42,500.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $17,313 for its services for the year ended December 31, 1995.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $3,267,644 and $1,914,794 respectively. The
Custodian has provided credits in the amount of $53,348 against custodian and accounting charges based on credits on uninvested cash balances of the Fund. Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel International Bond Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of December 31, 1995, the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period March 1, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel International Bond Fund as of December 31, 1995,the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period March 1, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 19, 1996
                      COMPARISON OF $10,000 INVESTMENT IN
                  SAND HILL PORTFOLIO MANAGER FUND VS. S&P 500

                              Sand Hill Portfolio
                              Manager Fund             S&P 500

01/01/95                           $10,000             $10,000
12/31/95                            11,160              13,758

Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED DECEMBER 31, 1995

1 YEAR         11.60%

Inception 01/01/95


THE COMPARATIVE INDEX IS NOT ADJUSTED TO REFLECT EXPENSES THAT THE SEC REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.

(THE ABOVE INFORMATION, CONTAINED WITHIN THE ANNUAL REPORT, WAS PRESENTED IN GRAPH FORMAT)

                  Schedule of Portfolio Investments
                          December 31, 1995

  Number
      of                                                Market
  Shares Security                                        Value

         COMMON STOCK:  71.23%

         BASIC INDUSTRY:  1.52%
   4,100 Material Sciences                       $      60,988

         CAPITAL GOODS:  6.19%
   1,600 Dover Corp.                                    59,000
     100 Matsushita Electric ADR                        16,450
   2,400 Parker Hannifin                                82,200
     100 Sumitomo Electric ADR                          12,010
   1,200 W.W. Grainger                                  79,500
                                                       249,160

         CLOSED END MUTUAL FUND:  1.32%
     800 Chile Fund                                     20,800
   2,500 Mexico Fund                                    32,188
                                                        52,988

         CONGLOMERATE:  1.05%
   3,500 Cheung Kong Holdings ADR                       21,000
   1,500 Desc, S.A. De C.V. ADR                         21,375
                                                        42,375

         CONSUMER DURABLES:  6.30%
     700 Johnson Controls                               48,125
     400 Philips Electric ADR                           14,350
   2,000 Sherwin Williams                               81,500
     400 Sony Corp ADR                                  24,550
   1,100 TRW                                            85,250
                                                       253,775

         CONSUMER NON-DURABLES:  7.89%
   1,700 Avery Dennison                                 85,213
   1,100 Colgate Palmolive                              77,275
     800 Procter & Gamble                               66,400
   2,200 Sara Lee Corp                                  70,125
     100 Yamazaki Baking ADR                            18,596
                                                       317,609

         CONSUMER SERVICES:  6.97%
     600 Carlton Communications ADR                     18,225
   1,500 May Dept Stores                                63,375
   2,400 Walgreen                                       71,700
   3,200 Wal Mart Stores Inc.                           71,600
   4,000 Whole Foods Markets                            55,500
                                                       280,400

         ENERGY:  7.21%
     800 Atlantic Richfield                             88,600
     200 British Petroleum ADR                          20,425
     800 Mobil                                          89,600
   3,700 Nabors Industries                              41,163
   1,000 Western Atlas Inc.                             50,500
                                                       290,288

         FINANCE:  5.55%
     500 Banco de Santander ADR                         24,625
     400 Deutsche Bank ADR                              19,007
     500 Development Bank of Singapore ADR              24,885
   1,900 KeyCorp                                        68,875
   2,000 Regions Financial Corp.                        86,000
                                                       223,392
         HEALTH CARE:  5.75%
     600 Astra AB ADR                                   23,850
   2,600 Manor Care                                     91,000
     300 Roche Holdings ADR                             23,662
   1,700 Schering Plough Corp.                          93,075
                                                       231,587

         TECHNOLOGY:  12.56%
     600 3Com                                           27,975
   1,800 Adaptec                                        73,800
     500 Adobe Systems Inc.                             31,000
   3,000 E M C Corp.                                    46,125
   1,430 Ericsson ADR                                   27,885
   1,000 Intel                                          56,750
     600 Hewlett Packard                                50,250
     400 Motorola Inc.                                  22,800
   3,100 Sungard Data Systems                           88,350
     800 Tektronix                                      39,300
     800 Texas Instruments                              41,400
                                                       505,635

         R E I T:  3.20%
   2,000 Apartment Investment & Management Co.          39,000
   4,100 J P Realty                                     89,687
                                                       128,687

         UTILITIES:  5.72%
   1,200 A T & T                                        77,700
   5,800 Hong Kong Electric ADR                         18,560
   2,300 Hong Kong Telecom                              40,824
   3,100 Frontier Corp.                                 93,000
                                                       230,084

         TOTAL COMMON STOCKS:
         (Cost: $2,596,618)                          2,866,968

Principal
    Amount  U.S. GOVERNMENT SECURITIES:  18.71%

$100,000   U.S. Treasury Note
           maturity date 08/31/96; 7.25%                 101,219
 200,000   U.S. Treasury Note
           maturity date 07/31/98; 5.25%                 200,063


Principal
   Amount

 125,000 U.S. Treasury Note
         maturity date 08/31/99; 6.875%                131,348
 100,000 U.S. Treasury Note
         maturity date 10/31/99; 7.50%                 107,359
 200,000 U.S. Treasury Note
         maturity date 05/15/05; 6.5%                  212,969
                                                       752,958


         TOTAL U.S. GOVERNMENT SECURITIES:
         (Cost: $731,990)                              752,958


         SHORT TERM INVESTMENTS:  4.97%
 200,000 Westdeutsche Landesbank
         Girozentrale Grand Cayman
         maturity date 1/02/96; 5.85%                  200,000

         TOTAL SHORT TERM INVESTMENTS:
         (Cost: $200,000)                              200,000

         TOTAL INVESTMENTS:
         (Cost: $3,528,608)*                94.91%   3,819,926
         Other assets, net                   5.09%     205,094
         NET ASSETS                        100.00%  $4,025,020

* Cost for Federal income tax purpose is $3,528,608 and net unrealized appreciation consists of:

         Gross unrealized appreciation             $   340,097
         Gross unrealized depreciation                (48,779)
         Net unrealized appreciation               $   291,318

See Notes to Financial Statements
Statement of Assets and Liabilities
December 31, 1995


ASSETS
  Investments at value (Identified
   cost of $3,528,608)(Notes 1 & 3)                 $3,819,926
  Cash                                                  97,915
  Receivables:
   Dividend and interest                   $15,609
   Capital stock sold                       47,102
   Receivable from manager                  13,317      76,028
  Deferred organization costs                           30,420
  Prepaid expenses                                         731
          TOTAL ASSETS                               4,025,020

NET ASSETS                                          $4,025,020

NET ASSET VALUE OFFERING AND
REDEMPTION PRICE PER SHARE
  ($4,025,020 / 362,448 shares outstanding)        $     11.11

At December 31, 1995 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

   Paid in capital                                  $3,731,184
   Undistributed net investment income                   4,270
   Undistributed net realized loss on investments      (1,752)
   Net unrealized appreciation of investments          291,318
Net Assets                                          $4,025,020

See Notes to Financial Statements
Statement of Operations
January 2, 1995* to December 31, 1995


INVESTMENT INCOME
  Income:
   Interest                                $32,799
   Dividend                                 32,873
  Total income                                       $  65,672

Expenses:
  Investment management fees (Note 2)       27,452
  Transfer agent fees (Note 2)              12,579
  Custodian fees (Note 3)                   37,703
  Legal and audit fees                       1,153
  Recordkeeping and administrative services (Note 2) 24,766 Shareholder servicing and reports (Note 2) 2,972
  Organization expense amortization          2,743     109,368
  Reimbursement by manager                            (27,452)
  Custodian fee waiver                                (30,323)
  Total expenses                                        51,593
  Net investment income                                 14,079

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain on investments                       3,594
  Net increase in unrealized appreciation of investments         291,318
  Net gain on investments                              294,912
  Net increase in net assets resulting from operations          $308,991

* Commencement of operations

See Notes to Financial Statements
Statement of Changes in Net Assets


                                             January 2, 1995 *
                                                    to
                                             December 31, 1995
OPERATIONS
 Net investment income                            $     14,079
 Net realized gain on investments                        3,594
 Change in unrealized appreciation of investments 291,318 Net increase in net assets resulting from operations 308,991

DISTRIBUTION TO SHAREHOLDERS FROM:
 Net investment income ($.05 per share)               (17,898)

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets resulting from capital share transactions**
3,733,927
 Net increase in net assets                          4,025,020
 Net asset at beginning of period                          -0-

NET ASSETS at the end of the period (including undistributed
$4,025,020
 net investment income of $4,270)

*  Commencement of operations
** A summary of capital share transactions follows:

                                              January 2, 1995*
                                                     to
                                                       December 31, 1995

                                            Shares      Value
Shares sold                                384,304  $3,964,257
Shares reinvested from dividend              1,554      17,229
Shares redeemed                           (23,410)   (247,559)
Net increase                               362,448  $3,733,927

See Notes to Financial Statements
Financial Highlights
For a Share Outstanding Throughout Each Period

                                               January 2, 1995*
                                                      to
                                              December 31, 1995
Per Share Operating Performance
Net asset value, beginning of period                $10.00

Income from investment operations-
  Net investment income                                .06
  Net realized and unrealized gain on investments     1.10
   Total from investment operations                   1.16

Less distributions-
  Distributions from net investment income           (.05)
   Total distributions                               (.05)

Net asset value, end of period                      $11.11

Total Return                                        11.60%

Ratios/Supplemental Data
Net assets, end of period (000's)                   $4,025
Ratio to average net assets-(A)
  Expenses (B)                                       3.03%
  Expense ratio-net (C)                              1.90%
  Net investment income (B)                         (.61%)
Portfolio turnover rate                             40.96%

*  Commencement of operations

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by 1.00%.
(B) Expense ratio has been increased and net investment income has been reduced to include custodian fees which were offset by custodian credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements
Notes to the Financial Statements
December 31, 1995


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Sand Hill Portfolio Manager Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in January 2, 1995, as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to Sand Hill Portfolio Manager Fund are being amortized over a period of fifty-seven (57) months.

E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE   2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an
Investment Advisory Agreement, the Advisor, Sand Hill Advisors ("SHA") provides investment services for an annual fee of 1.0% of the first
$100 million of average daily net assets and .75% on average daily net assets over $100 million. SHA will reimburse the Fund to the extent of its advisory fee to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the year ended December 31, 1995, a voluntary reimbursement of $27,452 was made.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $28,757 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $60,000, of which $35,234 has been waived.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $12,579 for its services for the year ended December 31, 1995.

Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3-PURCHASES AND SALES OF SECURITIES--Purchases and sales of securities other than short-term notes aggregated $4,168,883 and $845,230, respectively. The Custodian has provided credits in the amount of $30,323 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Incorporated
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Sand Hill Portfolio Manager Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of December 31, 1995, and the related statements of operations, statement of changes in net assets, and the financial highlights for the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sand Hill Portfolio Manager Fund as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 19, 1996